UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2012

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304

La Mesa California, 91942

 (Address of Principal Executive Offices, Zip Code)

_____________

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 26, 2012 Dr. Wei-Ping Min, MD, PhD, agreed to serve as a member of the Scientific Advisory Board of Regen BioPharma, Inc. (“Regen”), a wholly owned subsidiary of Bio-Matrix Scientific Group, Inc. (the “Company”).

As consideration for agreeing to serve as a member of the Scientific Advisory Board of Regen, the Company has agreed to issue to Dr. Min 200,000 common shares of the Company.

Dr.  Min is currently a Professor, Department of Surgery at the University of Western Ontario. Dr. Min obtained his MD from Jiangxi Medical University, China, in 1983 and his Ph.D.in Immunology from Kyushu University, Japan. Dr. Min has completed postdoctoral training at the Department of Medical Microbiology and Immunology, University of Alberta and the Department of Immunology, University of Toronto.

The function of the Scientific Advisory Board is to review research directions that Regen may pursue which may lead to further developments or advancements in the field of stem cell therapy as well as review research directions in other areas. It is anticipated that members of Regen’s Scientific Advisory Board will also function as research consultants to the Company for consideration to be negotiated between the member and the Company on a case by case basis.

On May 30, 2012 Regen entered into a Letter of Intent (“LOI”) with Clinartis LLC (“Clinartis”), a contract research organization, whereby Clinartis will provide services to Regen which will include the following:

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Assessment of the probability of clinical and regulatory success, and commercial potential of intellectual property;

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Due diligence on published data and data supporting patent claims;

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Development of the regulatory strategy for development of novel therapies;

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Design and development of clinical development program for novel therapies;

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Support for solicitation of FDA and other regulatory agencies feedback on the regulatory strategy and clinical development of novel therapies;

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Preparation and submission of INDs, BLAs, NDAs to FDA and similar regulatory submissions in foreign jurisdictions;

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Feasibility assessment for conducting clinical trial for novel therapies;

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Setup, management and monitoring of clinical trials on a global basis;

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Analysis of clinical data, preparation of study reports.

The LOI contemplates Regen and Clinartis entering into a Master Services Agreement which shall outline the general terms for providing services by Clinartis.

The transactions contemplated by the LOI are subject to the execution of one or more definitive agreements and the provisions of the LOI are intended to be non binding on both parties.

Item 9.01.   Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
Ex. 10.1	Letter Agreement Dr. Wei-Ping Min

Ex. 10.2	Letter of Intent between Clinartis, LLC, and Regen BioPharma, Inc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos

David Koos

Chief Executive Officer

Dated: May 30, 2012

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